MANAGERS TRUST II
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			MANAGERS CONVERTIBLE SECURITIES FUND
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			   Supplement dated May 27, 2005
		to the Prospectus and Statement of Additional Information
				dated May 1, 2005


The following information supplements and supersedes any information to the contrary relating to Managers Convertible Securities Fund (the "Fund"), a series of Managers Trust II (the "Trust"), contained in the Fund's Prospectus and Statement of Additional Information dated May 1, 2005.


Managers Convertible Securities Fund
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At a meeting held on May 21, 2005, the Board of Trustees of the Trust unanimously approved a plan to liquidate and terminate the Fund, effective June 30, 2005 (the "Liquidation Date"). It is expected that the cash proceeds of the liquidation will be distributed to Fund shareholders promptly following the Liquidation Date.

In light of the pending liquidation, effective immediately, the Fund will no longer accept investments for either new or existing shareholder accounts, other than the reinvestment of dividends by existing Fund shareholders.


May 27, 2005